Trade and other receivables	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Trade and other receivables
20.	Trade and other receivables

	31.12.2017	31.12.2018	31.12.2018
	RMB’000	RMB’000	US$’000

Current
Trade receivables, gross	255,879	438,586	65,557
Less: expected credit losses	(43,775)	(30,586)	(4,572)

Net trade receivables	212,104	408,000	60,985
Bill receivables (i)	6,819,440	6,981,106	1,043,498

Total (Note 7.2, Note 35)	7,031,544	7,389,106	1,104,483

Amounts receivable:
- associates and joint ventures (trade)	13,180	174	26
- associates and joint ventures (non-trade)	49	56,405	8,431
- related parties (trade)	29,573	32,702	4,888
- related parties (non-trade)	7,703	2,156	322
Staff advances	5,107	5,513	824
Interest receivables	4,345	8,220	1,229
Bills receivable in transit	32,013	8,850	1,323
Retention sums (ii)	30,000	—	—
Others	10,705	23,456	3,506

Loans and receivables (Note 35)	132,675	137,476	20,549
Tax recoverable	177,819	140,316	20,974
Prepayments	73,896	118,389	17,696

Net other receivables	384,390	396,181	59,219

Total trade and other receivables	7,415,934	7,785,287	1,163,702

Non-current
Contract assets	—	44,434	6,642
Other receivables (Note 35):
- associates and joint ventures (non-trade)	620	—	—

Total trade and other receivables	620	44,434	6,642

Note:

(i)

As of December 31, 2018, bill receivables include bills issued by joint venture and related parties amounted to RMB 18.1 million (US$2.7 million) (2017: RMB 69.8 million) and RMB 16.8 million (US$2.5 million) (2017: RMB 23.8 million) respectively.

As of December 31, 2018, bill receivables of RMB 558.6 million (US$83.5 million) (2017: RMB Nil) are pledged to secure bank facilities.

(ii)

Retention sums relate to money deposits in an escrow account pending finalization of tax payable for the disposal of LKNII. In 2018, the retention sums was transferred to a joint signatory account with the buyer of LKNII pending payment of tax payable for the disposal of LKNII.

Trade receivables are non-interest bearing and are generally on 60 days’ term. They are recognized at their original invoice amounts which represent their fair values on initial recognition.

The non-trade receivable due from joint ventures comprised of a loan of RMB 50.0 million (US$7.5 million) (2017: RMB Nil) that is unsecured, interest at 4.35% per annum and repayable on demand. Other than that, non-trade balance from associates, joint ventures and other related parties are unsecured, interest-free, and repayable on demand.

Non-current non-trade receivables due from associate and joint ventures are unsecured and non-interest bearing. In 2017, these amounts are not expected to be repaid within the next 12 months. In 2018, these amounts are repayable on demand.

Movement in the allowance for expected credit losses of trade and other receivables is as follows:

	31.12.2017	31.12.2018	31.12.2018
	RMB’000	RMB’000	US$’000

At January 1	54,634	43,775	6,543
Credit to consolidated statement of profit or loss	(10,854)	(11,052)	(1,652)
Written off	(5)	(2,137)	(319)

At December 31	43,775	30,586	4,572

As of December 31, 2017 and 2018, outstanding bill receivables discounted with banks for which the Group retained a recourse obligation totaled RMB 1,505.8 million and RMB 1,272.4 million (US$190.2 million) respectively. All bill receivables discounted have contractual maturities within 12 months at time of discounting.

As of December 31, 2017 and 2018, outstanding bill receivables endorsed to suppliers with recourse obligation were RMB 1,316.1 million and RMB 1,627.5 million (US$243.3 million) respectively.

As of December 31, 2017 and 2018, gross trade receivables due from a major customer group, Dongfeng Automobile Co., Ltd. and its affiliates (the “Dongfeng companies”) were RMB 24.6 million and RMB 54.1 million (US$8.1 million), respectively. See Note 32 for further discussion of customer concentration risk.

For terms and conditions relating to related parties, refer to Note 29.